November 1, 2004

Securities and Exchange Commission
450 5th Street
Washington DC, 20549

Attn: Barbara C. Jacobs

Re: eNetPC, Inc.

Ms. Jacobs:

In response to your comments regarding the Pre 14-C filed on behalf of eNetPC, Inc. on October 14, 2004, we submit the following responses:

1. Proposal (c) had been deleted from the Information Statement. On further review of the Minnesota Statutes, it was determined that the Statutes provide adequate flexibility rendering the need for this amendment unnecessary.
2. Proposal (d) has been deleted from the Information Statement. On further review of the Minnesota Statues, it was determined that Section 302A.402 provides for the types of transactions contemplated by the proposed amendment, rendering the need for the amendment unnecessary.
3. See Item 2 above.
4. See Item 2 above. The Board is not presently contemplating any change in the listing status of the Company.
5. See Item 2 above.

In addition, the Company wishes to acknowledge the following:

  The Company is responsible for the adequacy and accuracy of the disclosures in the filing.
  Staff comments, or changes to disclosures in response to staff comments in filings disclosed to the Staff, do not foreclose the Commission from taking any action with respect to the filing.
  The Company may not assert the Staff comments as a defense in any proceeding initiated by the Commission or by any person under the Federal Securities Laws.

  Yours very truly,

  /s/ Richard Pomije
  Richard Pomije
  Chief Executive and Chief Financial Officer